UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 16, 2011 (June 14, 2011)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

Nicor Inc. (“Nicor”) held a special shareholder meeting and an annual shareholder meeting on June 14, 2011. As of the April 18, 2011 record date for both meetings, a total of 45,545,154 common shares were entitled to vote, of which 32,366,285 shares were voted in person or by proxy at the special meeting and 38,422,332 shares were voted in person or by proxy at the annual meeting.

Special Meeting of Shareholders

The matter voted on and approved by Nicor’s shareholders at the special meeting was the proposal to approve the Agreement and Plan of Merger, dated as of December 6, 2010, by and among AGL Resources Inc., Apollo Acquisition Corp., Ottawa Acquisition LLC and Nicor Inc.

Our shareholders voted as follows:

Votes For                                  Votes Against                           Votes Abstained
31,341,990                                     835,584                                      188,711

Annual Meeting of Shareholders

The matters voted on and approved by Nicor’s shareholders at the annual meeting were:

(1)  the election of thirteen members to the Board of Directors;

(2)  the non-binding advisory vote to approve the compensation of Nicor's named executive officers as disclosed in the company’s proxy statement;

(3)  the non-binding advisory vote on the frequency of a stockholder vote on the compensation of Nicor's named executive officers; and

(4)  the ratification of the appointment of Deloitte & Touche LLP as Nicor’s independent registered public accounting firm for 2011.

The following is a summary of the voting results for each matter presented to shareholders:

Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Robert M. Beavers, Jr.	30,664,526	1,101,852	6,655,954
Bruce P. Bickner	31,165,470	600,908	6,655,954
John H. Birdsall, III	30,682,927	1,083,451	6,655,954
Norman R Bobins	30,217,528	1,548,850	6,655,954
Brenda J. Gaines	31,139,483	626,895	6,655,954
Raymond A. Jean	30,763,766	1,002,612	6,655,954
Dennis J. Keller	31,165,202	601,176	6,655,954
R. Eden Martin	31,219,134	547,244	6,655,954
Georgia R. Nelson	31,091,711	674,667	6,655,954
Armando J. Olivera	30,755,893	1,010,485	6,655,954
John Rau	30,700,640	1,065,738	6,655,954
John C. Staley	31,227,129	539,249	6,655,954
Russ M. Strobel	30,889,552	876,826	6,655,954

All thirteen directors were elected to serve until the 2012 annual shareholder meeting or until their successors are elected and qualified.

Approval, by non-binding advisory vote, of the compensation of executive officers

Votes For                                  Votes Against                           Votes Abstained          Broker Non-votes
28,266,002                                   2,109,816                                     1,390,560                    6,655,954

Approval to recommend, by non-binding advisory vote, the frequency of future executive compensation votes

One Year                   Two Years                 Three Years             Votes Abstained          Broker Non-votes
25,342,499                   400,553                      4,817,049                    1,206,277                    6,655,954

In accordance with the Nicor Board's recommendation and the voting results on this advisory proposal, the Board has determined that Nicor will hold an advisory vote on executive compensation annually.

Ratification of the Appointment of Deloitte & Touche LLP

Votes For                                  Votes Against                           Votes Abstained
37,679,637                                     504,366                                        238,329

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date             June 16, 2011                                                    /s/ KAREN K. PEPPING
Karen K. Pepping
Vice President and Controller
(Principal Accounting Officer and
Duly Authorized Officer)